                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.
                                3626 Main Street
                          San Diego, California 92113
                                 (619) 476-8272

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10,1996


To the Shareholder of Entertainment Technologies & Programs, Inc.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Entertainment Technologies & Programs, Inc. a Delaware corporation (the "Company"), which will be held at the Naval Station San Diego Mariner's Club, 32nd Street and Main Street, San Diego, California, at 10:00 a.m., California time, on Monday, June 10,1996, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

     1. To elect a board of six directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record of the Company's $0.001 par value common stock ("Common Stock") at the close of business on April 11,1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                               Lawrence Kelly
                                               Secretary

San Diego, California
May 9,1996

                  ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.
                                3626 MAIN STREET
                          SAN DIEGO, CALIFORNIA 92113

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Entertainment Technologies & Programs, Inc. a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 10,1996, at 10:00 a.m., local time (the "Annual Meeting:), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Naval Station San Diego Mariner's Club, 32nd Street and Main Street, San Diego, California. The Company intends to mail this proxy statement and accompanying proxy card on or about May 9,1996 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 11,1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 11,1996 the Company had outstanding and entitled to vote 20,230,590 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3626 Main Street, San Diego, California 92113, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Company has outstanding only common stock, of which 20,230,590 shares were outstanding as of the close of business on April 11,1996 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.


     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of the Record Date as to (a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all executive officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of common stock.

Name of Beneficial               Position           Number of Shares      Percentage
Owner                            with Company       Beneficially Owned    Owned
- ------------------               ------------       ------------------    ----------
James D. Butcher &               Director (1)
Leonida Butcher                  Director
46 Sandalwood Drive
San Diego, CA 91910                                    10,754,214            53.16%

Michael Grasberger               Director
1201 Enterprise Avenue #423
League City, TX 77573                                   2,820,960            13.94%

Lawrence Kelly                   Director                 100,000              .49%

Mark Madamba                     Director                  64,820              .32%

Jeffrey Thornton                 Director                  44,078              .22%

All Officers and
Directors as group (7)                                 13,814,072            68.28%

(1)  Mr. Butcher is also Chief Executive Officer of the Company.

                             ELECTION OF DIRECTORS

     There are six nominees for the seven Board positions presently authorized in the Company's By-laws. The Company does not have a nominating committee of the Board of Directors. The nominees named below have been nominated by the Board of Directors of the Company. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

NAME                            AGE                  POSITION
- -----------------------------   ---   --------------------------------------

James Douglas Butcher            36   Chairman of the Board of Directors and
                                      CEO

Leonida Butcher                  39   Co-Treasurer and Director

William Michael Grasberger       41   Vice President and Director

Lawrence Kelly                   46   Secretary and Director

Mark Madamba                     33   Director

Jeffrey Thornton                 39   Director


     James "Doug" Butcher, the Company's founder, Chairman of the Board of
     ---------------------
Directors and Chief Executive Officer, formed a mobile music company in 1978, while in the Navy, to provide entertainment services to the military nightclubs at the bases on which he was stationed. After being transferred to San Diego, in 1980, Mr. Butcher continued in the entertainment business obtaining several Navy contracts in the San Diego area. By 1982, after departing the Navy, the disc jockey business became a full time venture based on two clubs, one mobile D.J. system and a need for quality entertainment. Mr. Butcher has built the Company into the provider of comprehensive entertainment service and products it is today.

     Leonida Butcher, General Manager, Performance Sound and Light, is the wife
     ----------------
of James D. Butcher, the Company Chairman of the Board of Directors and Chief Executive Officer. Mrs. Butcher has been employed by the Company since 1985 and, prior to assuming her present position in August 1995, had been responsible for the operation of the Company's retail music store. Mrs. Butcher completed a High School equivalency in the Philippines.

     William Michael Grasberger, Vice-President, NiteLife Entertainment has been
     ---------------------------
with NiteLife since 1983. Prior to joining the Company, Mr. Grasberger was employed for ten years as a radio broadcaster and a music disc jockey. Mr.

Grasberger has a Bachelor of Arts degree form California State University of Pennsylvania where he won he won the Distinguished Service Award for his work in radio and television, student government and academics. Mr. Grasberger was the founder of Video Link which distributes music videos to clubs and restaurants and most importantly, provides the Company with its music videos. The Video Link television show, developed by Mr. Grasberger in 1986, is still being seen around the world on the Armed Forces Television Network.

     Lawrence Kelly, President, NiteLife Entertainment.  Mr. Kelly served as the
     ---------------
head of the Club Branch with the Morale, Welfare and Recreation division of the Bureau of Naval Personnel. In this position he successfully directed the operation of more than 275 Navy Officer's and Enlisted Clubs worldwide. Mr. Kelly has an additional nine years of Navy Club management experience including three years as an active duty Naval officer at the U.S. Naval Academy, Annapolis, Maryland. Mr. Kelly worked closely with military clubs while serving as Executive Director of the International Military Community Executives Association (IMCEA). Mr. Kelly is also a past president of the organization, and was recently inducted into the IMCEA Military Club Hall of Fame. A graduate of Michigan Sate University School of Hotel, Restaurant and Institutional Management, Mr. Kelly's commercial food service experience includes restaurant management and owner of a popular restaurant located in the Baltimore area.

     Mark Madamba, President, Just Games, Inc., since May 1994.  After
     -------------
graduating from high school in 1980, Mr. Madamba entered the Technical Vocational Institute of New Mexico. At age 19, he successfully completed and received a two year diploma in digital electronics. Mr. Madamba then moved to Kadena Air Base, Japan where he began working as an electronic technician in the Air Force slot machine program. In 1986, he designed and produced an electronic circuit board to eliminate a computer design error in the base's slot machine. The new circuit was used throughout the Air Force and was eventually sold to the manufacturer as well. Mr. Madamba subsequently was recognized as the top electronic troubleshooter in the Air Force slot machine program and was transferred to the Headquarters Air Force Morale, Welfare and Recreation Department in San Antonio, Texas. There he served as a Technical Advisor and Program Manager for the thirty million dollar a year Air Force slot machine program encompassing over 35 bases worldwide. Using computer aided design programs, Mr. Madamba designed eleven new games that were installed as a modification to existing machines. He also developed all game and machine specifications for the Air Force's first video poker and stepper motor driven slot machine. In 1990, Headquarters Pacific Air Forces employed Mr. Madamba to provide technical and management oversight to ten bases in the Pacific Rim. Based at Osan Air Base, South Korea, he was directly responsible for the slot program at Osan Air Base.

     Jeffrey Thornton, President, Vision Quest Productions.  Mr. Thornton is an
     -----------------
honors graduate of the University of Northern Colorado, with a degree in Recreation Administration and a minor in Business. Mr. Thornton began his professional career as the first Parks and Recreation Director for a Southwest Native American Indian Tribe, the Pascua Yaqui tribe, in Tucson, Arizona. Subsequently, Mr. Thornton was hired as the Recreation coordinator for the Air Force Logistics Command at Wright Patterson Air Force Base, Dayton, Ohio. His supervision of recreation and sports activities extended to six bases throughout the United States. Following that, Mr. Thornton became the Recreation Director for the Naval Training Center in San Diego, which included eleven facilities and over 500 personnel. After five years with NTC, Mr. Thornton became the Morale, Recreation and Club Director for the Submarine Base San Diego, and was in charge of all operations on the base. In addition to his other duties, Mr. Thornton wrote the "NiteLife Handbook of Club Programs and Fun," a detailed event planning guide, published and distributed by the Company, and used extensively by military clubs worldwide.

COMPENSATION OF DIRECTORS

     The Company's Board of Directors is comprised entirely of employees of the Company, and receive no additional compensation in connection with attending Board meeting. The Company intends to actively pursue and attract capable and notable independent outside directors. Consequently, the Company currently is exploring the issue of director compensation.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


EXECUTIVE COMPENSATION

     The Following table sets forth information concerning compensation of the chief executive officer and all other executive officers of the Company whose salary and bonus exceeded $100,000 for services rendered to the Company for the fiscal year ended December 31, 1995.


                         Summary Compensation Table (1)


                            Annual Compensation
                            -------------------

Name and                                                     Other Annual
Principal position            Year       Salary    Bonus     Compensation
- --------------------          ----      -------    -----     ------------
James D. Butcher              1995      129,000     (1)           (2)
President and Chief
Executive Officer

(1) The Company currently has not adopted any bonus, profit sharing or long-term compensation plan providing any executive officer, director or employee with any compensation except as provided above.

(2) Perquisites and other personal benefits did not in the aggregate reach the lesser of $50,000 or 10 percent of the total of annual salary reported in this table.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

     Based on a review of the copies of such forms furnished to the Company and written representation from the Company's executive officers and directors, the Company notes that Lawrence Kelly, Mark Madamba and Bernard Prem did not timely file Form 3 Initial Statements of Beneficial Ownership of Securities within 10 days following their respective appointments as officers or directors of the Company.

                             SHAREHOLDER PROPOSALS

     Shareholders who wish to present proposals for action at the Company's 1996 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement and proxy card.

                         ANNUAL REPORT TO SHAREHOLDERS

    The Annual Report to Shareholders of the Company for the fiscal year ended December 31,1995, including audited financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                              INDEPENDENT AUDITOR

     The accounting firm of Brian Nathanson, CPA has served as an independent public accountant for the Company for the past fiscal year. The Company expects that Mr. Nathanson will attend the annual meeting and be available to respond to appropriate shareholder questions.

                                 OTHER MATTERS

     The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Entertainment Technologies & Programs, Inc., 3626 Main Street, San Diego, California 92113, Attention: Bernard Prem.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Lawrence Kelly
                                              Secretary
San Diego, California
May 9,1996

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY               ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.
                                3626 Main Street
                          San Diego, California 92113
                                 (619) 476-8272

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James Butcher and Lawrence Kelly as Proxies, each with the power to appoint his substitute, and hereby authorized them or either of them to represent and to vote as designated below, all the shares of common stock of Entertainment Technologies & Programs, Inc. held of record by the undersigned on April 11,1996, at the Annual Meeting of Shareholders to be held on June 10,1996, or any adjournment thereof.

1. ELECTION OF DIRECTORS   FOR all nominees below        WITHHOLD AUTHORITY to
                           (except as marked             vote for all nominees
                           to the contrary below)[_]     listed below [_]

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE
 BOX NEXT TO THE NOMINEE'S NAME BELOW):

            James D. Butcher              Lawrence Kelly
            Leonida Butcher               Mark Madamba
            William Michael Grasberger    Jeffrey Thornton

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.










   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                 Dated:     ,1996
                                                       -----

                                                 _________________________
                                                       Signature

                                                 _________________________
                                                 Signature if held jointly


                              Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.


PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.